Asset retirement obligations (“ARO”) (Policies)	12 Months Ended
Dec. 31, 2025
Asset Retirement Obligations
Asset retirement obligations

Mining processing activities normally give rise to legal or constructive obligations for environmental rehabilitation and the decommissioning of facilities. These activities can include, among others, removal or treatment of waste materials and land rehabilitation, according to environmental regulations. The extent of costs associated with the retirement of assets are based on the requirements of authorities and environmental policies.

The provision reflects the risks and probability of future cash flows required to settle the obligation. The expected rehabilitation costs are estimated based on the cost of external contractors performing the work. This provision is updated each reporting period for changes to expected cash flows and for the effect of changes in the discount rate, and the change in estimate is added or deducted from the related asset and depreciated over the expected economic life of the operation to which it relates. The unwinding of the discount, referred to as accretion expense, is included in finance costs and results in an increase in the amount of the provision.

When provisions for closure and rehabilitation are initially recognized, the corresponding cost is capitalized as an asset, representing part of the cost of the future economic benefits of the operation. The capitalized cost of closure and rehabilitation activities is recognized in property, plant and equipment and depreciated over the expected economic life of the operation to which it relates.